Other non-current assets - (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Other non-current assets,
Non-current restricted cash	$ 2,419	$ 1,736	$ 1,707
Non-current financial assets held at fair value through profit or loss	21,715	21,715	17,459
Non-current financial assets held at fair value through OCI	15,528	17,443	35,710
Total other non-current assets	$ 39,662	$ 40,894	$ 54,876